UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2019

Ficaar, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-1144546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

257 Varet Street, Brooklyn, New York	11206
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 719-5290 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ficaar Inc. Common Stock	FCAA	OTCMARKETS.PINK

As of September 26, there were 44,093,276 issued and outstanding shares of the Company’s common stock

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Resignation of Dov Weinstein & Co C.P.A. (Isr) - Previous independent registered public accounting firm

(i) On September 20, 2019, Dov Weinstein & Co C.P.A. (Isr) (“Dov”) resigned as independent auditors of Ficaar, Inc. (“Ficaar”)

(ii) Dov has served as the Registrant’s independent registered public accounting firm since December 31, 2015. During Ficaar’s fiscal years ended December 31, 2017 and 2018, and interim periods March 31, 2019 and June 30, 2019, there have been no disagreements with Dov on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Dov would have caused Dov to make reference to such matters in connection with its report.

(iii) The resignation of Dov was accepted by the Board of directors of Ficaar on September 20, 2019.

(iv) Dov’s report on the financial statements for the past year report contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except that each such report contained an explanatory paragraph expressing substantial doubt regarding our ability to continue as a going concern.

The Registrant has provided Dov with a copy of this Form 8-K, and has requested that Dov furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated September 22, 2019, indicating that Dov is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On September 20, 2019, the Audit Committee of the Board of Directors of the Registrant engaged Bolko & Associates, LLC (“Bolko”) as the Registrant's independent registered public accounting firm effective immediately. During the Registrant's two most recent fiscal years and the subsequent interim period through July 1, 2019, (1) neither we nor anyone on our behalf consulted Bolko regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Bolko did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

Item 9.01 Exhibits

(d) Exhibits

Exhibit 16.1	Letter dated September 22, 2019 from Dov Weinstein & Co CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ficaar, Inc.

Date: September 26, 2019	By:	/s/ Dawn Cames
Dawn Cames, Chief Financial Officer

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